UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): November 26, 2012

COVIDIEN PUBLIC LIMITED COMPANY
(Exact Name of Registrant as Specified in Charter)

Ireland	001-33259	98-0624794
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
20 On Hatch, Lower Hatch Street
Dublin 2, Ireland
(Address of Principal Executive Offices, including Zip Code)
+353 (1) 438-1700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operation and Financial Condition.

On December 15, 2011, Covidien plc announced that it plans to spin off its pharmaceuticals business into a standalone public company and made available a presentation that included certain non-public financial information about fiscal 2011. In order to assist investors, the Company has posted to its website an updated version of the presentation that includes certain non-public financial information about fiscal 2012, some of which may be considered material.
A copy of the presentation material is furnished as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

99.1    Investor Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVIDIEN PUBLIC LIMITED COMPANY

By:	/s/ Richard G. Brown, Jr.
Richard G. Brown, Jr.
Vice President, Chief Accounting Officer and
Corporate Controller
Date: November 26, 2012

EXHIBIT INDEX

Exhibit No.	Exhibit Name

99.1	Investor Presentation